                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 2, 1999



                              INTEG INCORPORATED
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                    0-28420                 41-1670176
----------------------------  ----------------------   ------------------------
(State or other jurisdiction     (Commission file            (IRS employer
   of incorporation)                  number)             identification No.)



                  2800 Patton Road, St. Paul, Minnesota 55113
                  -------------------------------------------
                    (Address of principal executive offices)


 Registrant's telephone number, including area code:          (651) 639-8816
                                                       -------------------------




                                Not Applicable
                ----------------------------------------------
         (Former name or former address, if changed since last report)


                               Page 1 of 3 Pages
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Item 5. Other Events.

        On April 2, 1999, Integ Incorporated, a Minnesota corporation ("Integ") entered into a License and Development Agreement (the "License Agreement") with Amira Medical, a Delaware corporation ("Amira") pursuant to which they formed a strategic alliance to jointly develop a new generation of home glucose monitoring tests utilizing interstitial fluid ("ISF"). Under the License Agreement, products to be developed will combine Integ's ISF collection technology with Amira's glucose measurement technologies. Both Integ and Amira will contribute resources to the development of the product, which will be manufactured by Integ and commercialized by Amira.

        The foregoing summary of the License Agreement is qualified in its entirety by reference to the text of the License Agreement, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

        In connection with the License Agreement, Integ and Amira entered into an Option Agreement (the "Option Agreement"), dated as of April 2, 1999, pursuant to which Amira granted to Integ, an option, exercisable at a future date, to merge under certain circumstances with a wholly owned, newly formed subsidiary of Amira for a total consideration of 2 million shares of Amira common stock and $20 million cash, subject to certain conditions. The Option Agreement was entered into as a condition and inducement to Integ's and Amira's willingness to enter into the License Agreement.

        The foregoing summary of the Option Agreement is qualified in its entirety by reference to the text of the Option Agreement, a copy of which is filed as Exhibit 10.2 hereto and which is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (a) - (b)     Not applicable.

       (c)  Exhibits


Exhibit No.                      Description
-----------                      -----------

   10.1 License and Development Agreement, dated April 2, 1999, by and between Amira Medical. and Integ Incorporated

   10.2 Option Agreement, dated April 2, 1999, by and between Amira Medical and Integ Incorporated


                               Page 2 of 3 Pages
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 1999

                                      INTEG INCORPORATED




                                      By:  /s/ Susan L. Critzer
                                      ---------------------------
                                          Susan L. Critzer
                                          Interim President


                               Page 3 of 3 Pages

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                               INDEX TO EXHIBITS



Exhibit
Number    Item
------    ----


10.1 License and Development Agreement, dated April 2, 1999, by and between Amira Medical. and Integ Incorporated

10.2 Option Agreement, dated April 2, 1999, by and between Amira Medical and Integ Incorporated